Exhibit 99.3

Third-Quarter Fiscal 2014 Financial Results and Update May 12, 2014

Forward-looking statements and Non-GAAP financial measures Forward-looking statements—Certain statements made during this conference call and included in this presentation, including those related to our financial and business outlook, strategy and growth drivers, acquisition activities and pipeline, and financial guidance and related assumptions, are “forward-looking statements.” Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the actual results of Premier to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements. Accordingly, readers should not place undue reliance on any forward looking statements. Readers are urged to consider statements in the conditional or future tenses or that include terms such as “believes,” “belief,” “expects,” “estimates,” “intends,” “anticipates” or “plans” to be uncertain and forward-looking. Forward-looking statements may include comments as to Premier’s beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside Premier’s control. More information on potential risks and other factors that could affect Premier’s financial results is included, and updated, from time to time, in Premier’s periodic and current filings with the SEC, as well as those discussed in Premier’s IPO Prospectus filed with the SEC and available on Premier’s website. Forward looking statements speak only as of the date they are made. Premier undertakes no obligation to publicly update or revise any forward-looking statements. Non-GAAP financial measures—This presentation includes certain “non-GAAP financial measures” as defined in Regulation G under the Securities Exchange Act of 1934. Schedules are attached that reconcile the non-GAAP financial measures included in the following presentation to the most directly comparable financial measures calculated and presented in accordance with Generally Accepted Accounting Principles in the United States. The press release attached as an Exhibit to our Form 8-K filed with the SEC in connection with our earnings call, as well as our Form 10-Q for the quarter ended March 31, 2014 to be filed on or about May 13, 2014, provides further explanation and disclosure regarding our use of non-GAAP financial measures and should be read in conjunction with these supplemental slides.

Susan DeVore, President & CEO Overview and Business Update

 Well-positioned for FY2015 Third-quarter 2014 highlights1 Double-digit revenue and adjusted EBITDA growth Strong cash flow continues Multiple business channels drive growth Actively pursuing capital deployment opportunities Outstanding quarter results (1) Comparisons are pro forma. See Adjusted EBITDA, Segment Adjusted EBITDA and Adjusted Fully Distributed Net Income reconciliations to GAAP equivalents in Appendix; pro forma reflects the impact of the company’s reorganization and initial public offering

Comprised of approximately 3,000 U.S. hospitals Focused on cost, safety, quality and population health Co-innovates to develop, test , scale solutions Drives business growth and shareholder value Leveraging the member channel to drive value

10% 24% Third-quarter consolidated and segment highlights1 Consolidated Net revenue (millions) Supply Chain Services Net revenue (millions) Performance Services Net revenue (millions) Adjusted EBITDA (millions) Adjusted EBITDA (millions) Adjusted EBITDA (millions) 17% 13% 16% 13% (1) See Adjusted EBITDA and Segment Adjusted EBITDA reconciliations to GAAP equivalents in Appendix; comparisons between third-quarter financial results ended March 31,2014, and year-ago pro forma results have been adjusted to reflect the impact of the company’s reorganization and initial public offering.

CURRENT USERS* Expanding depth of data-based analytics ~1,100 hospitals ~870 hospitals ~780 hospitals ~320 hospitals 6 charter systems BILLING PURCHASING CLAIMS CLINICAL FINANCIAL ANY DATA USERS AT 6/30/2013 Introduced post IPO** ~1,135 hospitals ~1,100 hospitals ~1,190 hospitals & facilities ~353 hospitals 3% 26% 53% 10% *Installed and under contract as of 4/30/2014; ** IPO completed on 10/1/2013. ~80 members 40% ~112 members (400 hospitals)

Doctor’s Hospital at Renaissance – Edinburg, TX Goes ‘all-in’ with 16 technology, consulting, collaborative solutions Carolina’s Healthcare System – Charlotte, NC Goes ‘all-in’ with expansion of SafetyAdvisor and OperationsAdvisor Ambulatory Integrated approach attracts “all-in” engagements Riverside – Newport News, VA Goes ‘all-in’ with technology, consulting, collaborative solutions Princeton Healthcare System – Princeton, NJ New member goes ‘all-in’ with Performance Services solutions and Supply Chain Services, including outsourced supply chain leadership

Strategic acquisitions drive growth opportunities Member/customer base has more than doubled to 50+ since acquisition last July, and continues to grow Member channel allows us to rapidly expand capabilities, enhances speed to market, and augments Premier’s unique technology platform Capital equipment planning, sourcing & analytics business receiving strong member interest

Capital available for acquisitions that address member needs Pipeline of potential acquisitions is very active Acquisition pipeline update Committed to deploy capital to deliver compelling value to shareholders and long-term growth for Premier Three acquisitions since IPO

Craig McKasson, Chief Financial Officer Financial Review

Third-quarter fiscal 2014 highlights1 Adjusted EBITDA up 13% to $91.3 million Supply Chain Services net revenue up 17% and adjusted EBITDA up 10% Adjusted fully distributed net income up 9% to $47.8 million Performance Services net revenue up 13% and adjusted EBITDA up 24% GPO was 48% of total revenue, compared with year-ago 54% Diverse revenue drivers propel 16% YoY gain to $225.6 million (1) See Adjusted EBITDA, Segment Adjusted EBITDA and Adjusted Fully Distributed Net Income reconciliations to GAAP equivalents in Appendix; pro forma reflects the impact of the company’s reorganization and initial public offering

Premier’s integrated approach SUPPLY CHAIN SERVICES PERFORMANCE SERVICES Group purchasing, serving both acute and alternate site Direct sourcing Specialty pharmacy SaaS analytic products in cost, quality, safety & population health Enterprise data analytics platform Collaboratives Advisory services Premier’s integrated approach leverages resources and member channel to simultaneously address cost, quality, safety and population health management challenges facing care providers.

58% growth in product revenue from direct sourcing and specialty pharmacy businesses Continued penetration of existing acute and alternate site GPO members 3% net administrative fee growth due to ramp-up of member contract conversions Supply Chain Services revenue growth drivers

Ongoing demand for SaaS-based products and solutions Increased revenue from advisory services Increased revenue from performance improvement collaboratives Performance Services revenue growth drivers Contributions from SYMMEDRx and Meddius

Nine-month cash position and cash flow at March 31, 2014 Cash, cash equivalents and marketable securities of $507.3M Capital expenditures of $39.8M for 9 months, up 43% YOY primarily due to increase in projects under development Cash flow from operations of $285.9M increased 9% from last year

Updated fiscal 2014 guidance assumptions Steady growth in Supply Chain Services driven by: growth of direct sourcing / specialty pharmacy growth in net administrative fees revenue new member conversion increase in existing acute and alternate site member GPO penetration Continued growth in Performance Services driven by demand for: SaaS-based products advisory services collaboratives

Updated fiscal 2014 guidance1 1As of fiscal 2014 third-quarter conference call, 05/12/2014. For non-GAAP measures, see reconciliations to GAAP equivalents in Appendix. Pro forma guidance measures are “forward-looking statements.” For information regarding the use and limitations of non-GAAP financial measures and forward-looking statements, see “Forward-looking statements and Non-GAAP financial measures” at the front of this presentation. Premier, Inc. tightens full-year fiscal 2014 financial guidance: (in millions, except per share data) Updated Previous FY 2014 YoY Change FY2014 Pro Forma Net Revenue: Supply Chain Services segment $628 - $635 12% - 14% $614 - $631 Performance Services segment $231 - $234 13% - 14% $231 - $238 Total Pro Forma Net Revenue $859 - $869 12% - 14% $845 - $869 Non-GAAP pro forma adjusted EBITDA $342 - $350 9 - 11% $335 - $355 Non-GAAP pro forma adjusted fully distributed EPS $1.23 - $1.27 NA* $1.20 - 1.29 * Not applicable

Questions

Contact Investor Relations Jim Storey Vice President, Investor Relations jim_storey@premierinc.com Thank you

Appendix

Premier, Inc. supplemental financial information Three Months Ended March 31, Nine Months Ended March 31, (Unaudited, in thousands) 2014* 2013 2014 2013 Reconciliation of Pro Forma Net Revenue to Net Revenue: Pro Forma Net Revenue $ 225,598 $ 194,125 $ 633,820 $ 563,340 Pro forma adjustment for revenue share post-IPO — 29,573 41,263 65,349 Net Revenue $ 225,598 $ 223,698 $ 675,083 $ 628,689 Reconciliation of Pro Forma Adjusted EBITDA and Segment Adjusted EBITDA to Net Income and Operating Income: Net income $ 101,980 $ 101,142 $ 265,985 $ 271,590 Pro forma adjustment for revenue share post-IPO — (29,573) (41,263) (65,349) Interest and investment income, net (400) (281) (641) (599) Income tax expense 9,413 1,255 24,461 5,938 Depreciation and amortization 9,396 6,789 26,952 19,798 Amortization of purchased intangible assets 802 385 2,158 1,154 Pro Forma EBITDA 121,191 79,717 277,652 232,532 Stock-based compensation 6,299 — 13,118 — Acquisition related expenses 984 — 1,303 — Strategic and financial restructuring expenses 733 1,429 3,614 3,347 Gain on sale of investment (37,850) — (37,850) — Other (income) expense, net (52) 5 (56) 5 Pro Forma Adjusted EBITDA $ 91,305 $ 81,151 $ 257,781 $ 235,884 Pro Forma Adjusted EBITDA $ 91,305 $ 81,151 $ 257,781 $ 235,884 Depreciation and amortization (9,396) (6,789) (26,952) (19,798) Amortization of purchased intangible assets (802) (385) (2,158) (1,154) Stock-based compensation (6,299) — (13,118) — Acquisition related expenses (984) — (1,303) — Strategic and financial restructuring expenses (733) (1,429) (3,614) (3,347) Equity in net income of unconsolidated affiliates (3,566) (2,155) (12,171) (8,332) 69,525 70,393 198,465 203,253 Pro forma adjustment for revenue share post-IPO — 29,573 41,263 65,349 Operating income $ 69,525 $ 99,966 $ 239,728 $ 268,602 * Note that actual results are presented for the three months ended March 31, 2014

Premier, Inc. supplemental financial information (Unaudited, in thousands) 2014* 2013 2014 2013 Reconciliation of Non-GAAP Adjusted Fully Distributed Net Income: Non-GAAP Adjusted Fully Distributed Net Income (pro forma): Net income attributable to shareholders 13,525 $ 4,229 $ 19,453 $ 8,173 $ Pro forma adjustment for revenue share post-IPO — (29,573) (41,263) (65,349) Income tax expense 9,413 1,255 24,461 5,938 Stock-based compensation 6,299 — 13,118 — Gain on sale of investment (37,850) — (37,850) — Acquisition related expenses 984 — 1,303 — Strategic and financial restructuring expenses 733 1,429 3,614 3,347 Net income attributable to noncontrolling interest in Premier LP 87,925 97,260 246,055 264,463 Non-GAAP adjusted fully distributed income before income taxes 81,029 74,600 228,891 216,572 Income tax expense on fully distributed income before income taxes 33,222 30,586 93,845 88,795 Non-GAAP adjusted fully distributed net income (pro forma) 47,807 $ 44,014 $ 135,046 $ 127,777 $ * Note that actual results are presented for the three months ended March 31, 2014 Three Months Ended March 31, Nine Months Ended March 31,